UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2009

Arch Coal, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One CityPlace Drive, Suite 300, St. Louis, Missouri		63141
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(314) 994-2725

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On February 9, 2009, Arch Coal, Inc. issued a press release announcing that it has agreed to purchase Rio Tinto’s Jacobs Ranch mine in the Powder River Basin of Wyoming. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is attached hereto and filed herewith.
Exhibit No. Description
99.1 Press release dated February 9, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arch Coal, Inc.

March 9, 2009	By:	/s/ Robert G. Jones

Name: Robert G. Jones
Title: Senior Vice President-Law, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 9, 2009.